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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 17, 2003


                           ESPERION THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)


                  Delaware           001-16033                 38-3419139
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  (State or other jurisdiction      (Commission              (IRS Employer
         of incorporation)          File Number)          Identification No.)


         3621 South State St., 695 KMS Place, Ann Arbor, MI    48108
         -------------------------------------------------------------
         (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (734) 332-0506
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Item 7.     Financial Statements and Exhibits.

         (c)              Exhibits.

         The following exhibit is being furnished pursuant to Item 12 of Form
         8-K:

         Exhibit 99.1 Press Release dated April 17, 2003 of Esperion Therapeutics, Inc.


Item  9.    Regulation FD Disclosure.

         The following is being furnished pursuant to Item 12 of Form 8-K:

         On April 17, 2003, Esperion Therapeutics, Inc. issued a press release reporting financial results for the quarter ended March 31, 2003. The press release is attached hereto as Exhibit 99.1.

         In accordance with General Instruction B.6 of Form 8-K, the information in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ESPERION THERAPEUTICS, INC.

                             By:  /s/    ROGER S. NEWTON
                                  ---------------------------------------------
                                  Name:  Roger S. Newton, Ph.D
                                  Title: President and Chief Executive Officer




Dated: April 17, 2003
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                                  EXHIBIT INDEX





EXHIBIT NO.    EXHIBIT DESCRIPTION

Exhibit 99.1   Press Release dated April 17, 2003 of Esperion Therapeutics, Inc.